UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

PROLOR BIOTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52691	20-0854033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Golda Meir Street Weizmann Science Park Nes-Ziona, Israel 74140
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (866) 644-7811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 9, 2012, PROLOR Biotech Ltd. (“Prolor LTD”), an Israeli company and a wholly owned subsidiary of PROLOR Biotech, Inc., a Nevada corporation (the “Company”), entered into a Non-Compete Agreement with each of Fuad Fares, D.Sc., Chief Scientific Officer (Prolor Biotech Ltd.) and Director of the Company, and Abraham Havron, Ph.D., Chief Executive Officer and Director of the Company (collectively, the “Executives”). The Non-Compete Agreements prohibit the Executives from engaging in certain specified competitive activities during their respective terms of employment plus one year after the termination thereof. The foregoing description of the Non-Compete Agreements is only a summary and is qualified in its entirety by reference to the full text of the Non-Compete Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

We are also filing as exhibits 10.3 and 10.4 to this Current Report on Form 8-K copies of our License Agreement with Yeda Research and Development Company Limited, and the First Addendum to such License Agreement. Pursuant to these agreements, we have obtained certain exclusive worldwide rights for a technology that allows elongation of circulation time in the body of therapeutic drugs. This technology is named “Reversible PEGylation”. The license to the Reversible PEGylation technology is exclusive, worldwide, and excludes development or commercialization of drug compounds in the following fields: (a) haemophilia A or B; (b) inhibitor haemophilia; (c) haemorrhage; and/or (d) von Willebrand Disease. The license also excludes drugs containing any of the coagulation proteins known as Factors V, VII, VIIa, VIII or IX, including, in each case, any respective functional human protein molecule of any of the foregoing, including any fragment, subunit, derivative or modified form of any of the foregoing (whether recombinant or human plasma derived). Under these agreements, we are subject to development and commercialization milestones and timelines, obligated to pay certain annual fees, as well as up to 3.5% on net sales of products developed using the Reversible PEGylation technology. The foregoing description of the License Agreement and the First Addendum to License Agreement is only a summary and is qualified in its entirety by reference to the full text of the License Agreement and the First Addendum to License Agreement, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Non-Compete Agreement, dated May 9, 2012, by and between Prolor Biotech Ltd. and Fuad Fares D.Sc.
10.2	Non-Compete Agreement, dated May 9, 2012, by and between Prolor Biotech Ltd. and Abraham Havron Ph.D.
10.3	License Agreement, dated December 30, 2010
10.4	First Addendum to License Agreement, dated August 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

prolor biotech, inc.

Date: May 10, 2012	By:	/s/ Shai Novik
Shai Novik President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Non-Compete Agreement, dated May 9, 2012, by and between Prolor Biotech Ltd. and Fuad Fares D.Sc.
10.2	Non-Compete Agreement, dated May 9, 2012, by and between Prolor Biotech Ltd. and Abraham Havron Ph.D.
10.3	License Agreement, dated December 30, 2010
10.4	First Addendum to License Agreement, dated August 24, 2011